SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549




                                 FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: (Date of Earliest Event Reported):  March 6, 2003
                                                        (March 5, 2003)




                                CRIIMI MAE INC.
           (Exact name of registrant as specified in its charter)

         Maryland                 1-10360                  52-1622022
(State or other jurisdiction    (Commission               (I.R.S. Employer
     of incorporation)           File Number)            Identification No.)




                             11200 Rockville Pike
                         Rockville, Maryland  20852
   (Address of principal executive offices, including zip code, of Registrant)

                               (301) 816-2300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. (the "Company") on March 5, 2003 announcing
(i) the payment of a cash dividend previously deferred for the second quarter of 2003 on each of the Company's Series B Cumulative Convertible Preferred Stock, Series F Redeemable Cumulative Dividend Preferred Stock and Series G Redeemable Cumulative Dividend Preferred Stock, and (ii) an increase in the Company's estimated losses over the life of its commercial mortgage-backed securities portfolio from $448 million to approximately $503 million. The above-referenced press release is hereby incorporated by reference herein.










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Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1  Press Release issued by CRIIMI MAE Inc. on March 5, 2003.









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



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CRIIMI MAE Inc.




Dated: March 6, 2003                 /s/David B. Iannarone
                                     ----------------------------------
                                     Executive Vice President/Chief
                                       Operating Officer











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                              EXHIBIT INDEX

Exhibit
No. Description
-------------------------------------------------------------------------------

* Exhibit 99.1        Press Release issued by CRIIMI MAE Inc.

*Filed herewith.

















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